UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                                BCB Bancorp, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:


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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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

March 14, 2005

Dear Fellow Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders ("Annual Meeting") of BCB Bancorp, Inc. (the "Company"). The Annual Meeting will be held at The Chandelier Restaurant, 1081 Broadway, Bayonne, New Jersey 07002, New Jersey, at 10:00 a.m., Eastern time, on April 28, 2005.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that shareholders may have.

The Annual Meeting is being held so that shareholders may vote upon the election of directors, the ratification of the appointment of independent auditors for the year ending December 31, 2005 and amendment to our Certificate of Incorporation to provide for a staggered board of directors.

The Board of Directors of the Company has determined that approval of the matters to be considered at the Annual Meeting is in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote "FOR" the matters to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated, since a majority of the common stock must be represented at the Annual Meeting, either in person or by proxy, to constitute a quorum for the conduct of business.

Sincerely,

/s/ Mark D. Hogan
-----------------

Mark D. Hogan
Chairman of the Board

                                BCB Bancorp, Inc.
                                104-110 Avenue C
                            Bayonne, New Jersey 07002
                                 (201) 823-0700

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held On April 28, 2005

       Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of BCB Bancorp, Inc., (the "Company") will be held at The Chandelier Restaurant, 1081 Broadway, Bayonne, New Jersey 07002, on April 28, 2005 at 10:00 a.m., Eastern time.

      A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

      The Annual Meeting is being held so that shareholders may vote on the following matters:

      1.    The election of directors;

      2. The ratification of the appointment of independent auditors for the Company for the year ending December 31, 2005;

      3. An amendment to the Certificate of Incorporation to provide for a staggered board of directors; and

Such other business as may properly come before the Company's Annual Meeting or any adjournment or postponement of the Annual Meeting.

      Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 7, 2005, are the shareholders entitled to vote at the Annual Meeting or any adjournments thereof.

      EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED ANY TIME PRIOR TO THE ANNUAL MEETING. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN NOTICE OF REVOCATION, SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORDHOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                        By Order of the Board of Directors

                                        /s/ Mark D. Hogan
                                        -----------------

                                        Mark D. Hogan
                                        Chairman of the Board
Bayonne, New Jersey
March 14, 2005

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
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

                                 PROXY STATEMENT

                                BCB Bancorp, Inc.
                                104-110 Avenue C
                            Bayonne, New Jersey 07002
                                 (201) 823-0700

                         ANNUAL MEETING OF SHAREHOLDERS
                          To be Held on April 28, 2005

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                                  INTRODUCTION
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      This Proxy Statement is furnished in connection  with the  solicitation of proxies on behalf of the Board of Directors of BCB Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), which will be held at The Chandelier Restaurant, 1081 Broadway, Bayonne, New Jersey 07002, on April 28, 2005, at 10:00 a.m., Eastern time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about March 14, 2005.

      At the Annual Meeting shareholders will vote on the election of directors of the Company, the ratification of the appointment of independent auditors for the Company for the year ending December 31, 2005, a proposal to amend the Company's Certificate of Incorporation to provide for a staggered board of directors and such other matters as may properly come before the Annual Meeting or any adjournments thereof.

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                              REVOCATION OF PROXIES
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      Shareholders  who execute proxies in the form solicited  hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and any adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

      Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address of the Company shown above, the submission of a later dated proxy or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any shareholder who had returned a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

      If your shares of common stock are held in "street name" by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted at the Annual Meeting. If you wish to change your voting instructions after you have returned your voting instructions to your broker, bank or other nominee you must contact your broker, bank or other nominee. If you want to vote your shares of common stock held in street name in person at the Annual Meeting, you will have to get a legal proxy in your name from the broker, bank or other nominee who holds your shares.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
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      Holders of record of the company  common stock as of the close of business on March 7, 2005 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,993,538 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

      Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such beneficial ownership. The Company is not aware of any person or group who beneficially owned in excess of 5% of the common stock on the Record Date.

      In accordance with New Jersey law, a list of shareholders entitled to vote at the Annual Meeting shall be made available at the Annual Meeting.

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                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES
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      As to the  election  of  directors,  the proxy card being  provided by the
Board of Directors enables a shareholder to vote "FOR" the election of the ten nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under New Jersey law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

      As to the ratification of independent auditors of the Company, by checking the appropriate box a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of these matters shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked "ABSTAIN."

      As to the amendment of the Company's Certificate of Incorporation by checking the appropriate box a shareholder may (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. The amendment to the Certificate of Incorporation must be approved by a majority of the votes cast.

      The Board of Directors will designate an independent inspector of elections.

      Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares of the Company's common stock be represented by proxy or present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS GIVEN ON THE PROXY. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" EACH OF THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.

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                       PROPOSAL I - ELECTION OF DIRECTORS
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      The Company's Board of Directors is currently composed of 10 members. Each director nominee has agreed to serve until the Company's next annual meeting of shareholders and until his or her respective successors shall have been elected and qualified. Each nominee of the Board of Directors has consented to being named in this Proxy Statement.

      The table below sets forth certain information, as of March 7, 2005, regarding the nominees for election to the Board of Directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.

                                                                                                             Shares
                                        Position(s) Held With                 Director       Current      Beneficially   Percent of
         Name                         the Company or the Bank          Age    Since(2)    Term Expires      Owned(1)       Class(1)
         ----                         -----------------------          ---    --------    ------------      --------       --------
                                                                   DIRECTOR NOMINEES

Robert Ballance                              Director                  46      2000           2005          59,262(3)        1.9%
Judith Q. Bielan                             Director                  40      2000           2005          46,059(4)        1.5
Joseph Brogan                                Director                  66      2000           2005          99,938(5)        3.3
James E. Collins                      Senior Lending Officer           56      2003           2005         100,929(6)        3.3
                                           and Director
Thomas M. Coughlin                    Chief Financial Officer          45      2002           2005          98,492(7)        3.2
                                           and Director
Mark D. Hogan                          Chairman of the Board           39      2000           2005         111,661(8)        3.6
Joseph Lyga                                  Director                  45      2000           2005          45,868(9)        1.5
Donald Mindiak                      President, Chief Executive         46      2000           2005          80,749(10)       2.6
                                       Officer and Director
Alexander Pasiechnik                         Director                  43      2000           2005          48,654(11)       1.6
Dr. August Pellegrini, Jr.                   Director                  45      2000           2005          56,045(12)       1.8

                                                        EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Olivia Klim                          Executive Vice President          59      N/A            N/A           14,314(13)         *
Amer Saleem                                  Vice President            50      N/A            N/A            2,495(14)         *
All directors and executive
  officers as a group (12 persons)              N/A                    N/A      N/A            N/A          764,466          24.9%

----------

*     Less than 1%.

(1) Includes shares underlying options that are exercisable within 60 days from the record date.

(2)   Includes service as a director of Bayonne Community Bank.

(3) Mr. Ballance has sole voting and dispositive power over 43,150 shares, shared voting and dispositive power over 7,381 shares with his spouse and shared voting and dispositive power over 1,998 shares with his children. Includes 6,733 shares underlying options exercisable within 60 days from the record date.

(4) Ms. Bielan has sole voting and dispositive power over 8,455 shares, shared voting and dispositive power over 29,503 shares with her spouse and shared voting and dispositive power over 1,513 shares with his children. Includes 6,588 shares underlying options exercisable within 60 days from the record date.

(5) Mr. Brogan has sole voting and dispositive power over 22,487 shares, shared voting and dispositive power over 4,537 shares with his spouse and shared voting and dispositive power over 65,378 shares with his grandchildren. Includes 7,536 shares underlying options exercisable within 60 days from the record date.

(6) Mr. Collins has sole voting and dispositive power over 57,590 shares, shared voting and dispositive power over 32,595 shares with his spouse and shared voting and dispositive power over 2,754 shares with his children. Includes 7,990 shares underlying options exercisable within 60 days from the record date.

(7) Mr. Coughlin has sole voting and dispositive power over 90,609 shares. Includes 7,883 shares underlying options exercisable within 60 days from the record date.

(8) Mr. Hogan has sole voting and dispositive power over 19,889 shares, shared voting and dispositive power over 82,912 shares with his spouse and shared voting and dispositive power over 1,590 shares with his children. Includes 7,270 shares underlying options exercisable within 60 days from the record date.

(9) Mr. Lyga has sole voting and dispositive power over 30,578 shares, shared voting and dispositive power over 7,979 shares with his spouse and shared voting and dispositive power over 719 shares with his child. Includes 6,592 shares underlying options exercisable within 60 days from the record date.

(10) Mr. Mindiak has sole voting and dispositive power over 71,734 shares and shared voting and dispositive power over 1,249 shares with his child. Includes 7,766 shares underlying options exercisable within 60 days from the record date.

(11) Mr. Pasiechnik has sole voting and dispositive power over 42,035 shares. Includes 6,619 shares underlying options exercisable within 60 days from the record date.

(12) Dr. Pellegrini has sole voting and dispositive power over 49,341 shares. Includes 6,704 shares underlying options exercisable within 60 days from the record date.

(13) Ms. Klim has sole voting and dispositive power over 6,050 shares and shared voting and dispositive power over 4,614 shares with her spouse. Includes 3,650 shares underlying options exercisable within 60 days from the record date.

                                              (Footnotes continued on next page)

(14) Mr. Saleem has sole voting and dispositive power over 708 shares and shared voting and dispositive power over 756 shares with his spouse. Includes 1,031 shares underlying options exercisable within 60 days from the record date.

Biographical Information Regarding Directors and Executive Officers

      Set forth below is biographical information regarding directors and executive officers of the Company and Bayonne Community Bank (the "Bank"). Unless otherwise noted each director has held the indicated position for at least five years.

Directors

      Robert Ballance, 46, is a Captain with the Bayonne Fire Department and the owner of Bob's Carpet located in Bayonne. Mr. Ballance is a director of the Bayonne Fire Exempt Association; a member of the Bayonne Elks B.P.O.E.; and has served as the Treasurer of Bayonne Fire Department Local #11. Mr. Ballance attended Saint Vincent DePaul Grammar School and Marist High School in Bayonne.

      Judith Q. Bielan, Esq., 40, is an attorney who has practiced law for 14 years. Ms. Bielan currently owns her own law firm, Bielan, Saminski &
Associates, P.C., which she formed in 1996. Ms. Bielan was a partner with Cavanaugh and Bielan, P.C. from 1993 to 1996, and associated with the firm of Schumann, Hanlon, O'Connor and McCrossin from 1989 to 1993. She is a member of the New York and New Jersey State Bars as well as the Treasurer for the Hudson County Bar Association. Ms. Bielan serves on the Hudson County Bar Association's Family Law Committee and is a member of the Hudson County Inns of Court. Ms. Bielan is a board member of Women Rising and serves on the Advisory Board for Holy Family Academy. Ms. Bielan is a lifetime resident of Bayonne having attended Saint Mary's, Our Lady Star of the Sea Elementary School and Holy Family Academy. In addition, she holds degrees from Montclair State College and Seton Hall Law School.

      Joseph Brogan, 66, has 40 years of experience in the insurance industry and is the founder of Brogan Insurance located in Bayonne. Mr. Brogan is the former head of the State Farm Agents Association and is a current member of the Knights of Columbus and the Fraternal Order of Elks. Mr. Brogan attended Saint Aloysius Grammar School, in Jersey City, and Seton Hall Preparatory School, has received a B.S. from Saint Peter's College and attended graduate school at Fordham and Jersey City State College.

      James E. Collins, 56, is Senior Lending Officer of the Bank, and has worked in the banking industry since 1972. He is the former Vice President of Lending at First Savings Bank of New Jersey and served as that bank's Community Reinvestment Officer and as a member of the Budget, Asset and Liability, Asset Classification and Loan Committees. In addition, Mr. Collins has served as Treas urer of the Bayonne Chamber of Commerce, as the past President of Ireland's 32 and as citywide director for Bayonne's C.Y.O. Sports Programs. Currently, Mr. Collins serves as a Director for Windmill Alliance, Inc. Mr. Collins attended St. Mary's, Our Lady Star of the Sea Elementary School and Marist High School, received a B.S. from St. Peter's College and attended graduate school at the Institute for Financial Education. Mr. Collins is a certified Real Estate Appraiser and a member of the Review Appraisers Association.

      Thomas M. Coughlin, 45, is Chief Operating Officer and Chief Financial Officer of the Company and the Bank, and has been employed in the banking industry for 19 years. Mr. Coughlin was formerly Vice President of Chatham Savings Bank and, prior to that, Controller and Corporate Secretary of the First Savings Bank of New Jersey. While at First Savings Bank of New Jersey, Mr. Coughlin served in various capacities on several executive managerial committees, including, but not limited to, the Budget, Asset/Liability and Loan Review Committees. Mr. Coughlin, who received his CPA designation in 1982, is the past President of the American Heart Association and has served as Trustee of D.A.R.E. and the Bayonne P.A.L. Mr. Coughlin attended Saint Vincent DePaul Grammar School and Bayonne High School, and received a B.S. degree from Saint Peter's College.

      Mark D. Hogan, C.P.A., 39, is a sole practitioner with an office located in Bayonne. In addition, Mr. Hogan is a registered representative providing financial planning for his clientele. Mr. Hogan has achieved the following licenses and designations: NASD Series 7, 24 and 63, New Jersey Life and Health Insurance broker, New Jersey Property and Casualty Insurance broker. Prior to his CPA practice, Mr. Hogan co-founded The Corner Office, a retail office supply dealer, located in Bayonne, where he held the position of President and Chief Executive

Officer. Mr. Hogan attended Saint Peter's Preparatory School and received a B.S. degree from Pace University. He is a member of the New Jersey Society of Certified Public Accountants. Mr. Hogan serves as the Chairman of the Board of Directors of the Company and the Bank.

      Joseph Lyga, 45, has served on the Bayonne Fire Department for 18 years, having achieved the rank of Fire Captain. In addition, Mr. Lyga has been a self-employed contractor for the last 18 years. Mr. Lyga has served as President and Secretary/State Delegate of the Bayonne Fire Department Local #211 and has served as President, Vice President, Secretary and Treasurer of the Bayonne Fire Department Local #11. Mr. Lyga is also a member of the Sicilian Citizens Club and the Friends of Nick Capodice. Mr. Lyga attended Saint Mary's, Our Lady Star of the Sea Elementary School, Marist High School and Jersey City State College.

      Donald Mindiak, 46, has been employed in the banking industry for over 25 years and has been President and Chief Executive Officer of the Bank since October 1999 and the Company since May 2003. Most recently he was employed by Summit Bank as a Manager of Strategic Planning and Support. Prior to his employment at Summit Bank, Mr. Mindiak was employed at First Savings Bank of New Jersey in Bayonne. During his tenure at First Savings Bank of New Jersey, he served as Treasurer and prior to that position as Controller. Mr. Mindiak served as an active member of the Asset/Liability, Budget, Investment and Rate Setting Committees while at First Savings Bank of New Jersey and was the former Chairman of the Asset Classification Committee. Mr. Mindiak has been a member of several trade organizations including: the Community Bankers Association, the Hudson County Savings League, the New Jersey Savings League and America's Community Bankers. In addition, Mr. Mindiak serves as a trustee of the Bayonne Medical Center Foundation Board. Mr. Mindiak received a B.A. degree from Rutgers, Newark College of Arts and Sciences and an M.B.A. degree from Fairleigh Dickinson University.

      Alexander Pasiechnik, 43, is President and Chief Executive Officer of Victoria T.V. Sales and Appliances. Mr. Pasiechnik was born in Bayonne and attended Saint Mary's, Our Lady Star of the Sea Elementary School, Marist High School, and Saint Peter's College.

      Dr. August Pellegrini, Jr., 45, has practiced general dentistry in Bayonne for 18 years and is currently the President-elect of the New Jersey Dental Association. Dr. Pellegrini is a past President of the Hudson County Dental Society where he represented Hudson County. Dr. Pellegrini is also a Hudson County delegate to the New Jersey Dental Association House of Delegates, and is a past member of the Board of Trustees of the New Jersey Foundation of Dentistry for Persons with Disabilities. Dr. Pellegrini is a faculty member at UMDNJ, New Jersey Dental School, in the Department of General and Hospital Dentistry. Dr. Pellegrini is also a member of the Knights of Columbus. Dr. Pellegrini attended Horace Mann Grammar School, Marist High School, Rutgers College and Temple University School of Dentistry.

Executive Officers who are not Directors

      The following is biographical information regarding executive officers of the Company or the Bank who are not also directors. Unless otherwise noted each officer has held the indicated position for at least five years.

      Olivia M. Klim, 59, has been has been employed in the banking industry for over 37 years and is currently Executive Vice President of Business Development of the Bank. Prior to joining the Bank in October 2000 Mrs. Klim was employed by First Savings Bank of New Jersey, a division of Richmond County Financial as a Business Development Officer responsible for the business development and operational functions at the Bank's offices in Bayonne, New Jersey. Prior to her employment at First Savings, Mrs. Klim was employed at First Fidelity Bank as a Branch Administrator. Mrs. Klim is a Commissioner of the Bayonne Municipal Utilities authority, and serves in various capacities for the local Chapter of the Deborah Foundation, the College Opportunity Program, the American Institute of Banking for Women, and the Bayonne Bullet Proof Vest Funding Campaign. Further, Mrs. Klim serves on the Loan Review Committee for the Bayonne Economic Development Corporation. Mrs. Klim is a graduate of the Bayonne School system and attended St. Peter's College, and the Cohen & Brown School for Sales & Investments.

      Amer Saleem, 50, is a Vice President of Commercial Lending of the Bank. Prior to joining the Bank in 2002, Mr. Saleem was an Assistant Vice President of Commercial Lending of 1st Constitution Bank, Cranbury, New Jersey. Mr. Saleem holds a B.A. degree in Economics, Diploma in Accounting from City of London Polytechnic,

London, England and an M.B.A. degree in Finance from Long Island University, New York. Mr. Saleem has 19 years of banking experience, specializing in commercial lending. Mr. Saleem is a member of the Officers' Lending Committee.

Board Independence

      The Board of Directors has determined that, except as to Messrs. Collins, Coughlin and Mindiak, each member of the Board of Directors is an "independent director" within the meaning of the Nasdaq corporate governance listing standards. Messrs. Collins, Coughlin and Mindiak are not considered independent because they are executive officers of the Company.

Meetings and Committees of the Board of Directors

      The Company became the parent holding company of the Bank on May 1, 2003. The Company's Board of Directors meets on a monthly basis and may hold additional special meetings. The Company's standing committees include the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Bank's standing committees include an Asset/Liability Management Committee, a Loan Committee, an Investment Committee and a Budget Committee. During the year ended December 31, 2004, our board of directors held twelve regular meetings and two special meetings. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings in which he or she served during fiscal 2004.

The Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee consists of Directors Ballance, Lyga and Pellegrini. Each member of the Nominating and Corporate Governance Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. The full Board of Directors, acting as a nominating committee, met one time during 2004.

The functions of the Nominating and Corporate Governance Committee include the following:

      o to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for shareholder approval;

      o to review and monitor compliance with the requirements for board independence;

      o to review the committee structure and make recommendations to the Board of Directors regarding committee membership;

      o to develop and recommend to the Board of Directors for its approval corporate governance guidelines; and

      o to develop and recommend to the Board of Directors for its approval a self-evaluation process for the Board of Directors and its committees.

      The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining new perspectives. If any member of the Board of Directors does not wish to continue in service, or if the Nominating and Corporate Governance Committee of the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all board members. In addition, the Nominating and Corporate Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

      o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

      o has had experiences and achievements that have given them the ability to exercise and develop good business judgment;

      o is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

      o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

      o     is involved in other  activities  or interests  that do not create a
            conflict  with  their   responsibilities  to  the  Company  and  its
            shareholders; and

      o has the capacity and desire to represent the balanced, best interests of the shareholders of the Company as a group, and not primarily a special interest group or constituency.

      The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards, and if a nominee is sought for service on the Company's Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Shareholders

      The Board of Directors has adopted procedures for the submission of director nominees by shareholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating and Corporate Governance Committee will consider candidates submitted by the Company's shareholders. Shareholders can submit the names of candidates for director by writing to our Corporate Secretary, at 104-110 Avenue C, Bayonne, New Jersey 07002. The Chairman of the Board must receive a submission not less than 90 days prior to the date of the Company's proxy materials for the preceding year's annual meeting. If the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, the shareholder's suggestion must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The submission must include the following information:

      o the name and address of the shareholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required);

      o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership should be provided);

      o     a statement of the candidate's business and educational experience;

      o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

      o a statement detailing any relationship between the candidate and the Company;

      o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

      o detailed information about any relationship or understanding between the proposing shareholder and the candidate; and

      o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

      The Company has no written procedural or informational requirements for the presentation of a shareholder nomination at the Annual Meeting of Shareholders. It is expected that any person making a shareholder nomination at the Annual Meeting will provide the information set forth above regarding themselves and the proposed nominee.

Shareholder Communications with the Board

      A shareholder of the Company who wants to communicate with the Board of Directors or with any individual director can write to the President and Chief Executive Officer of the Company, 104-110 Avenue C, Bayonne, New Jersey 07002,
Attention: Board Administration. The letter should indicate that the author is a shareholder of the Company and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

      o forward the communication to the director or directors to whom it is addressed;

      o attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock-related matter; or

      o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

      At each Board of Directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors.

Code of Ethics

      The Company has adopted a code of ethics that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics of the Company has been filed as an exhibit to the Annual Report on Form 10-K.

The Audit Committee

      The Audit  Committee  consists  of  directors  Hogan,  Bielan,  Brogan and
Pellegrini. Each current member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. The duties and responsibilities of the Audit Committee include, among other things:

      o retaining, overseeing and evaluating a firm of independent certified public accountants to audit the annual financial statements;

      o     in  consultation  with the  independent  auditors  and the  internal
            auditor,   reviewing  the  integrity  of  the  Company's   financial
            reporting processes, both internal and external;

      o     approving the scope of the audit in advance;

      o reviewing the financial statements and the audit report with management and the independent auditors;

      o considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor's independence;

      o reviewing earnings and financial releases and quarterly reports filed with the SEC;

      o consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls;

      o approving all engagements for audit and non-audit services by the independent auditors; and

      o     reviewing the adequacy of the audit committee charter.

      The Audit Committee met seven times during 2004. The Company's Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee reports to the Board of Directors on its activities and findings. The Board of Directors believes that Mr. Hogan qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the SEC.

Audit Committee Report

      In accordance with SEC regulations, the Audit Committee has prepared the following report. The Board of Directors has adopted a written charter for the Audit Committee.

      As part of its ongoing activities, the Audit Committee has:

      o     Reviewed  and  discussed  with  management  the  Company's   audited
            consolidated financial statements for the year ended December 31, 2004;

      o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

      o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 to be filed with the SEC. In addition, the Audit Committee approved the appointment of Radics & Co., LLC as independent auditors (and Beard Miller Company LLP, as successor) for the Company for the fiscal year ending December 31, 2005, subject to the ratification of the appointment by the shareholders of the Company.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                              The Audit Committee:
                            Mark D. Hogan, (Chairman)
                                Judith Q. Bielan
                                  Joseph Brogan
                           Dr. August Pellegrini, Jr.

      The Audit Committee has approved a list of procedures for the engagement of outside auditors to perform non-audit tasks. The following services cannot be provided by the auditor: financial information systems design and implementation; internal audit outsourcing; appraisal or valuation services, fairness opinions, and contribution in kind reports; management functions or human resources; bookkeeping; broker or dealer or investment banking services; legal services unrelated to the audit; actuarial services; and services determined by the Audit Committee to be impermissible. All permissible non-audit services must be pre-approved by the Audit Committee. The authority to approve audit and non-audit services may be delegated by the committee to one or more of its members, provided that any delegated approvals must be reported to the full Audit Committee and all approvals of non-audit services will be disclosed in the Company's periodic reports.

Director Compensation

      During the year ended December 31, 2004, the Company paid no board fees but the Bank's Board of Directors received fees totaling $163,950. Directors received fees of between $8,200 and $13,800 based on their tenure. Directors Collins, Coughlin and Mindiak, as members of executive management, do not receive directors' fees.

Section 16(a) Beneficial Ownership Reporting Compliance

      The Company's common stock is registered pursuant to Section 12(g) of the Exchange Act. Prior to completion of Bayonne Community Bank's holding company formation, executive officers and directors of the Company and beneficial owners of greater than 10% of the Company Common Stock ("10% beneficial owners") filed reports with the Federal Deposit Insurance Corporation disclosing beneficial ownership and changes in beneficial ownership of Company common stock. Upon completion of the holding company formation, executive officers, directors and 10% beneficial owners were required to file beneficial ownership reports with the SEC. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis.

Executive Compensation

      Summary Compensation Table. The following table provides information about the compensation paid for the years ended December 31, 2004, December 31, 2003, and December 31, 2002 to our Chief Executive Officer, and other officer's total annual salary and bonus for the year ended December 31, 2004 totaled $100,000 or more (the "Named Officers").

                                                                                                 Long-Term
                                               Annual Compensation (1)                         Compensation
                                  -------------------------------------------------     -----------------------
                                                                                                  Awards
                                                                                        -----------------------
                                   Year                                Other Annual     Restricted      Options/    All Other
         Name and                 Ended        Salary                  Compensation       Stock           SARS     Compensation
    Principal Position            12/31        ($)(1)      Bonus ($)      ($)(2)        Awards ($)         (#)          ($)
----------------------------      -----      --------      ---------   ------------     ----------     ---------   ------------
Donald Mindiak                     2004      $131,250      $ 65,625      $    --        $     --          9,125      $    --
  President, Chief                 2003       125,000        62,500           --              --         14,579           --
  Executive Officer and            2002        92,500        40,000           --              --         15,125           --
  Director

James E. Collins                   2004      $ 94,500      $ 47,250      $    --        $     --          9,125      $    --
  Senior Lending Officer           2003        90,000        45,000           --              --         15,701           --
                                   2002        72,500        25,000           --              --         15,125           --

Thomas M. Coughlin                 2004      $ 94,500      $ 47,250      $    --        $     --          9,125      $    --
  Chief Financial Officer          2003        90,000        45,000           --              --         15,163           --
  and Chief Operating              2002        72,500        25,000           --              --         15,125           --
  Officer

Olivia Klim                        2004      $ 94,500      $ 47,250      $    --        $     --          3,125      $    --
  Executive Vice President         2003        90,000        45,000           --              --             --           --
  - Business Development           2002        72,500        25,000           --              --         15,125           --

Amer Saleem                        2004      $ 85,000      $ 42,500      $    --        $     --          3,125      $    --
  Vice President -                 2003        77,500        38,750           --              --            513           --
  Commercial Lending               2002        70,000         5,000           --              --          1,513           --

----------
(1) Includes amounts deferred at the election of the executive under the Company's 401(k) plan.

(2) Does not include perquisites and personal benefits, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported.

      Compensation Committee Interlocks and Insider Participation. During the fiscal year ended December 31, 2004, the Compensation Committee, which consisted of Robert Ballance, Joseph Brogan, Mark D. Hogan, Joseph Lyga and Alexander Pasiechnik, met three times to review the performance of the executive officers and determine compensation programs and adjustments. Messrs. Mindiak and Coughlin do not participate in the Board of Director's determination of their respective compensation as executive officers.

      Report of the Compensation Committee on Executive Compensation. The Compensation Committee evaluates the performance of the Chief Executive Officer and other executive officers, and reviews and approves increases to base compensation as well as the level of bonus, if any, to be awarded. The Compensation Committee also approves any perquisites payable to such officers. In addition, the Compensation Committee determines the budget for salaries for other executive officers, and reviews the report of the Chief Executive Officer regarding the allocation of compensation of such other officers. In determining whether the base salary of the Chief Executive Officer and other executive officers should be increased, the budget for other executive officers and whether to approve the Chief Executive Officer's allocation of such amounts, the Compensation Committee takes into account individual performance and information regarding compensation paid to executives performing similar duties for financial institutions in the Company's market area. The Compensation Committee uses a peer comparison employing at least two published compensation surveys in determining the salary and benefits of the Chief Executive Officer.

      While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers, it weighs a variety of different factors in its deliberations. Factors considered by the Committee in fiscal 2004 included operating performance, general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Compensation Committee considered the standing of the Company with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and nonquantitative factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight in evaluating the performance of each of the Company's executive officers. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, as well as the lack of inflation generally, and the range of compensation paid to officers of peer institutions.

      This report has been provided by the Compensation Committee: Robert Ballance, Joseph Brogan, Mark D. Hogan, Joseph Lyga and Alexander Pasiechnik.

Evaluation of disclosure controls and procedures

      The Company has adopted controls and other procedures which are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the SEC is recorded, processed, summarized and reported within time periods specified by the SEC. Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the fiscal year (the "Evaluation Date"). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, as of the Evaluation Date, our disclosure controls and procedures were effective in timely alerting them to the material information relating to us (or our consolidated subsidiaries) required to be included in this Proxy Statement.

Related Party Transactions

      The Bank leases its 40th Street branch office from a limited liability company owned by all directors other than Mr. Mindiak. Based upon a market rental value appraisal obtained prior to entering into the lease agreement, the Company believes that the terms and conditions of the lease are comparable to terms that would have been available from a third party that was unaffiliated with the Bank. During 2004 total lease payments of $111,240 were made to the limited liability company. Payments under the lease currently total $9,270 per month.

      Other than as described in the preceding paragraph, no directors, executive officers or immediate family members of such individuals have engaged in transactions with the Company involving more than $60,000 (other than through a loan) during the preceding year. In addition, no directors, executive officers or immediate family members of such individuals were involved in loans from the Company involving more than $60,000 which were not made in the ordinary course of business and on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectability or present other unfavorable features.

      Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers are made in conformity with the Federal Reserve Act regulations.

Benefit Plans

      2003 Stock Option Plan. The Company's 2003 Stock Option Plan provided for the grant of options to purchase 287,128 shares of common stock, adjusted for stock dividends. Pursuant to the 2003 Stock Option Plan, options to purchase 9,125 shares of Common Stock were each granted to each director in 2004 at an exercise price of $14.80 per share, the fair market value of the underlying shares on the date of the award (as adjusted for the stock dividend). The term of the options is ten years from the date of grant, and the number of shares subject to awards will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company. The stock options granted vested 20% upon grant and at the annual rate of 20% per year thereafter. To the extent described below, the awards include an equal number of reload options ("Reload Options"), limited stock appreciation rights ("Limited Rights") and dividend equivalent rights ("Dividend Equivalent Rights"). A Limited Right gives the option holder the right, upon a change in control of the Company, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are subject to the same terms and conditions as the stock options. Payment upon exercise of Limited Rights will be in cash, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. Limited Rights have been granted to employees only. The Dividend Equivalent Rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds the Company's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has delivered. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

      Set forth below are all option grants to directors and exercise price of such grants during the year ended December 31, 2004.

                 Director's Name            Option Awards      Exercise Price
        -----------------------------       -------------      --------------
        Robert Ballance                        13,274              $14.80
        Judith Q. Bielan                       13,274              $14.80
        Joseph Brogan                          13,274              $14.80
        James E. Collins                        9,125              $14.80
        Thomas M. Coughlin                      9,125              $14.80
        Mark D. Hogan                          13,274              $14.80
        Joseph Lyga                            13,274              $14.80
        Donald Mindiak                          9,125              $14.80
        Alexander Pasiechnik                   13,274              $14.80
        Dr. August Pellegrini, Jr.             13,274              $14.80

      2002 Stock Option Plan. The Company's 2002 Stock Option Plan provided for the grant of options to purchase 193,584 shares of common stock, adjusted for stock dividends. Pursuant to the 2002 Stock Option Plan, options to purchase 4,149 shares of Common Stock were granted to each non-employee director in 2004 at an exercise price of $14.80 per share, respectively, the fair market value of the underlying shares on the date of the award, adjusted for stock dividends. The term of the options is ten years from the date of grant, and the number of shares subject to awards will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company. The stock options granted vest at the rate of 20% per year. To the extent described below, the awards include an equal number of reload options ("Reload Options"), limited stock appreciation rights ("Limited Rights") and dividend equivalent rights ("Dividend Equivalent Rights"). A Limited Right gives the option holder the right, upon a change in control of the Company, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are subject to the same terms and conditions as the stock options. Payment upon exercise of Limited Rights will be in cash, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. Limited Rights have been granted to employees only. The Dividend Equivalent Rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds the Company's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has delivered. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

      Set forth in the table that follows is information relating to options granted under the 2003 Stock Option Plan and 2002 Stock Option Plan to the Named Officers during the fiscal year ended December 31, 2004.

======================================================================================================================
                                          OPTION GRANTS IN LAST FISCAL YEAR
======================================================================================================================
                                                  Individual Grants
----------------------------------------------------------------------------------------------------------------------
                                              Percent of Total
                                              Options Granted
                                                     to          Exercise or
                            Options Granted   Employees in FY    Base Price    Expiration   Grant Date Present Value
           Name                   (1)               2004           ($)(1)         Date               ($)(2)
----------------------------------------------------------------------------------------------------------------------
Donald Mindiak                   9,125             16.4%           $14.80      8/11/2014             $9.57
----------------------------------------------------------------------------------------------------------------------
James E. Collins                 9,125             16.4%           $14.80      8/11/2014             $9.57
----------------------------------------------------------------------------------------------------------------------
Thomas M. Coughlin               9,125             16.4%           $14.80      8/11/2014             $9.57
----------------------------------------------------------------------------------------------------------------------
Olivia Klim                      3,125              5.6%           $14.80      8/11/2014             $9.57
----------------------------------------------------------------------------------------------------------------------
Amer Saleem                      3,125              5.6%           $14.80      8/11/2014             $9.57
======================================================================================================================

----------
(1) The exercise price of the options is equal to the fair market value of the underlying shares on the date of the award.

(2) Derived using the Black-Scholes option pricing model with the following assumptions: volatility of 62.58%; risk free rate of return of 3.92%; dividend yield of 0.00%; and a 7 year option life.

      Set forth below is certain information concerning options outstanding to the Named Officers at December 31, 2004, and the options exercised by the Named Officers during 2004.

===========================================================================================================================
                                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                               AND FISCAL YEAR-END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------------
                                                                 Number of Unexercised        Value of Unexercised In-The-
                                                                  Options at year-End         Money Options at Year-End (1)
                     Shares Acquired                         -----------------------------   -------------------------------
                     Upon Exercise(2)   Value Realized ($)   Exercisable/Unexercisable (#)   Exercisable/Unexercisable ($)
---------------------------------------------------------------------------------------------------------------------------
Donald Mindiak            8,965                --                    7,766/22,098                   67,684/173,057
---------------------------------------------------------------------------------------------------------------------------
James E. Collins          9,190                --                    7,990/22,771                   69,359/178,091
---------------------------------------------------------------------------------------------------------------------------
Thomas M. Coughlin        9,083                --                    7,883/22,447                   68,559/175,668
---------------------------------------------------------------------------------------------------------------------------
Olivia Klim               6,050                --                     3,650/8,550                    40,652/86,742
---------------------------------------------------------------------------------------------------------------------------
Amer Saleem                 708                --                     1,031/3,412                     7,180/20,433
===========================================================================================================================

----------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2004, at which date the last trade price of the Common Stock as stated on the Electronic Bulletin Board was $19.15 per share.

(2)   Adjusted for subsequent 25% stock dividend.

Compensation Plans

Set forth below is information as of December 31, 2004 regarding equity compensation plans that have been approved by shareholders. The Company has no equity based benefit plans that were not approved by shareholders.

==========================================================================================================================
                                    Number of securities to be                              Number of securities remaining
                                      issued upon exercise of        Weighted average        available for issuance under
Plan                              outstanding options and rights    exercise price(2)                    plan
--------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved
by shareholders.................             355,542(1)                $      11.65                       2,949(3)
--------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by shareholders........                  --                             --                          --
--------------------------------------------------------------------------------------------------------------------------
      Total.....................             355,542                   $      11.65                       2,949
==========================================================================================================================

----------
(1) Consists of options to purchase (i) 122,174 shares of common stock under the 2002 Stock Option Plan and (ii) 233,368 shares of common stock under the 2003 Stock Option Plan.

(2) The weighted average exercise price reflects the exercise price of $13.25 per share for options granted under the 2003 Stock Option Plan and $8.58 per share for options under the 2002 Stock Option Plan.

(3) Consists of options to purchase 2,084 shares under the 2003 Stock Option Plan and 865 shares under the 2002 Stock Option Plan.

--------------------------------------------------------------------------------
                               MARKET INFORMATION
--------------------------------------------------------------------------------

      The Company's common stock is traded on the Over the Counter Electronic Bulletin Board. Bid and ask quotes may be displayed on the Electronic Bulletin Board. Even if brokerage firms make a market in the Company's common stock, however, an active and liquid market almost certainly will not develop for some period of time, if at all. No market maker has an obligation to make a market for the Company's common stock, and should they begin to do so, they could discontinue making a market at any time. As of March 7, 2005, the Company had approximately 1,700 shareholders of record.

Stock Performance Graph

      Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the Common Stock for the period beginning with the closing sales price on May 1, 2003 through December 31, 2004, (b) the cumulative total return on all publicly traded commercial bank stocks over such period, and
(c) the cumulative total return of Nasdaq Market Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.

--------------------------------------------------------------------------------
                                BCB BANCORP, INC.
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                               Period Ending
                          ----------------------------------------------------
Index                     05/01/03   06/30/03   12/31/03   06/30/04   12/31/04
------------------------------------------------------------------------------
BCB Bancorp, Inc.           100.00      93.65     153.65     125.02     167.18
NASDAQ Composite            100.00     110.28     136.50     139.82     148.99
SNL Bank Index              100.00     107.92     126.27     127.92     141.50

--------------------------------------------------------------------------------
                                 DIVIDEND POLICY
--------------------------------------------------------------------------------

      The Company currently has no intention of paying cash dividends in the foreseeable future, and may not be permitted to do so by state and Federal regulations and regulatory policy. Payment of cash dividends is conditioned on earnings, financial condition, cash needs, the discretion of the Board of Directors and compliance with state corporate law requirements. Under New Jersey law, the Company is not permitted to declare dividends on its common stock if, after payment of the dividend, the Company would be unable to pay its debts as they become due in the usual course of business, or if its total assets would be less than its total liabilities.

--------------------------------------------------------------------------------
      PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

      The Company's independent auditors for the year ended December 31, 2004 were Radics & Co., LLC ("Radics"). The Audit Committee of the Board of Directors has approved the engagement of Radics to be the Company's auditors for the year ending December 31, 2005, subject to the ratification of the engagement by the Company's shareholders at this Annual Meeting. On February 24, 2005, Radics entered into an agreement to combine with Beard Miller Company LLP ("Beard Miller") effective April 1, 2005. The Audit Committee of the Board of Directors has approved Beard Miller as independent auditors upon completion of the combination described above. Representatives of the independent auditors are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

      Shareholder ratification of the selection of the independent auditors is not required by the Company's bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent auditors to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify independent auditors selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its shareholders.

Fees Paid to Radics

      Set forth below is certain information concerning aggregate fees billed for professional services rendered by Radics during 2004 and 2003:

      Audit Fees. The aggregate fees billed to the Company by Radics for professional services rendered by Radics for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by Radics in connection with statutory and regulatory filings and engagements was $47,000 and $28,750 during the fiscal years ended December 31, 2004 and 2003, respectively.

      Audit Related Fees. The aggregate fees billed to the Company by Radics for assurance and related services rendered by Radics that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "--Audit Fees," above, was $5,500 and $600 during the fiscal years ended December 31, 2004 and 2003, respectively. These services included a review of the Company's Form 10-K and proxy statement filing for the years ended December 31, 2004 and December 31, 2003.

      Tax Fees. The aggregate fees billed to the Company by Radics for professional services rendered by Radics for tax compliance, tax advice and tax planning was $3,000 and $3,000 during the fiscal years ended December 31, 2004 and 2003, respectively. These services include but are not limited to the calculation of and preparation of all pertinent federal and state tax forms relative to the Company and its subsidiaries, and the maintenance of all applicable schedules and work papers relative to the same.

      All Other Fees. There were no fees billed to the Company by Radics that are not described above during the fiscal years ended December 31, 2004 and 2003, respectively.

      The Audit Committee has considered whether the provision of non-audit services, which relate primarily to costs incurred with the management consulting services rendered, is compatible with maintaining Radics' independence. The Audit Committee concluded that performing such services does not affect Radics' independence in performing its function as auditor of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

      The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the fees paid in the audit-related, tax and all other categories were approved per the pre-approval policies.

Required Vote and Recommendation of the Board of Directors

      In order to ratify the selection of Radics as independent auditors for the 2005 fiscal year, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF RADICS & CO., LLC AS INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
       PROPOSAL III - AMENDING ADOPTION OF A STAGGERED BOARD OF DIRECTORS
--------------------------------------------------------------------------------

      If this proposal is approved, our Certificate of Incorporation will be amended to divide our Board of Directors into three classes based on their terms of office: Class I, Class II and Class III. Such classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term ending on the third annual meeting of shareholders following the annual meeting at which that director was elected. However, the directors first designated as Class I directors shall serve for a term expiring at the next annual meeting of shareholders following the date of the 2004 Annual Meeting of shareholders, the directors first designated as Class II directors shall serve for a term expiring at the second annual meeting of shareholders following the date of the 2004 Annual Meeting of shareholders, and the director first designated as a Class III director shall serve for a term expiring at the third annual meeting of shareholders following the date of the 2004 Annual Meeting of shareholders. If this proposal is adopted, the directors named herein, if elected, will be classified as follows: Class I: Thomas Coughlin, Joseph Lyga and Alexander
Pasiechnik; Class II: Judith Q. Bielan, James E. Collins and Mark D. Hogan; Class III: Robert Ballance, Joseph Brogan, Donald Mindiak and Dr. August Pellegrini, Jr.

      Our Board of Directors believe that dividing the directors into three classes is advantageous to us and our shareholders because by providing that directors will serve three-year terms rather than one-year terms the likelihood of continuity and stability in the policies formulated by the Board of Directors will be enhanced. While management has not experienced any problems with continuity in the past, it wishes to ensure that this experience will continue and believes that the staggered election of directors will promote continuity because only one class of directors will be subject to election each year.

      The amendment would significantly extend the time required to make any change in control of our Board of Directors and will tend to discourage any hostile takeover bid for the Company. Presently, a change in control of the Board of Directors can be made by the holders of a majority of our shares of common stock at a single annual meeting. Under the proposed amendment, it will take at least two annual meetings for such shareholders to make a change in control of our Board of Directors, because only a minority of the directors will be elected at each meeting. Staggered terms would guarantee that approximately two-thirds of the directors, or more, at any one time have at least one year's experience as directors of the Company.

      One method for a takeover bidder to obtain control is to acquire a majority of the outstanding shares of a company through a tender offer or open market purchases and then using its voting to remove the existing directors. Requiring cause in order to remove a director would defeat this strategy. Potential takeover bidders will therefore be more likely to negotiate with the existing Board regarding a change of control. The Board believes that the adoption of the proposed amendment to our Certificate of Incorporation would properly condition a directors' continued service upon his ability to serve rather than his position relative to a dominant shareholder.

      The approval of this proposal would eliminate the right of shareholders to remove directors without cause even if shareholders believe such a change would be desirable. Removing a director where cause is required is more difficult, unless cause is readily apparent. If shareholders cannot remove directors without cause, directors might be less responsive to shareholders.

      Shareholders should recognize that this proposal will make more difficult the removal of a director in circumstances which do not constitute a takeover attempt and where, in the opinion of the holders of a majority of our outstanding shares, cause for such removal may exist. Moreover, this proposal may have the effect of delaying an ultimate change in existing management which might be desired by a majority of the shareholders.

      The affirmative vote of a majority of the votes cast and eligible to vote will be required to alter, amend, rescind or repeal this provision of our Certificate of Incorporation.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL III.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office, 104-110 Avenue C, Bayonne, New Jersey 07002, no later than November 15, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any other matter should properly come before the Annual Meeting, the Proxy Committee of the Board of Directors will have authority to vote its proxies in its discretion with respect to any matter as to which the Board of Directors is not notified at least five business days before the date of the Proxy Statement.

--------------------------------------------------------------------------------
                       MISCELLANEOUS/FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The cost of  solicitation  of proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company common stock. Directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

      A FORM 10-K CONTAINING FINANCIAL STATEMENTS AT AND FOR THE YEAR ENDED DECEMBER 31, 2004 IS BEING FURNISHED TO SHAREHOLDERS. THIS DOCUMENT CONSTITUTES THE COMPANY'S ANNUAL DISCLOSURE STATEMENT. COPIES OF ALL OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE AT THE COMMISSION'S WEB SITE (www.sec.gov), AND ARE AVAILABLE WITHOUT CHARGE BY WRITING TO BCB BANCORP, INC. AT 104-110 AVENUE C, BAYONNE, NEW JERSEY 07002, ATTENTION:
CORPORATE SECRETARY.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Mark D. Hogan
                                              Chairman of the Board
Bayonne, New Jersey
March 14, 2005

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                         CERTIFICATE OF INCORPORATION OF
                                BCB BANCORP, INC.

      Pursuant to the provisions of Section 14A:9-2(4) and Section 14A:9-4(3) of the New Jersey Business Corporations Act, the undersigned corporation executes this Certificate of Amendment to the Certificate of Incorporation.

      1.    The name of the corporation is BCB Bancorp, Inc.

      2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the ______ day of 2005.

                  Resolved, that the corporation's Certificate of Incorporation be amended to include the following new Article IX:

                  "                       ARTICLE IX
                                 Staggered Board of Directors

                  The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the whole board. The directors shall be divided into three classes, with the term of office of the first class to expire at the next annual meeting of stockholders, the term of office of the second class to expire at the annual meeting of stockholders one year thereafter and the term of office of the third class to expire at the annual meeting of stockholders two years thereafter. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election."

      3. The number of shares outstanding at the time of adoption of the amendment was ________________.

      4.    The  total   number  of  shares   entitled   to  vote   thereon  was
            ______________.

      5. The number of shares voting for and against such amendment is as follows:

            Number of Shares Voting FOR the Amendment: ______________

            Number of Shares Voting AGAINST the Amendment: ____________

                            [Signature page follows]

      IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment to the Certificate of Incorporation on this _____ day of ____, 2005

                                           BCB BANCORP, INC.


                                     By:
                                           -------------------------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer

                                   PROXY CARD

                                 REVOCABLE PROXY

                                BCB BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 28, 2005

      The undersigned hereby appoints the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of BCB Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Annual Meeting") to be held at The Chandelier Restaurant, 1081 Broadway, New Jersey 07002 on April 28, 2005, at 10:00 a.m. Eastern time. The Board of Directors are authorized to cast all votes to which the undersigned is entitled as follows:

                                                                          VOTE
1.   The election as directors of all nominees listed below     FOR     WITHHELD
     (except as marked to the contrary below).                  ---     --------

     Robert Ballance                                            |_|       |_|
     Judith Q. Bielan
     Joseph Brogan
     James E. Collins
     Thomas M. Coughlin
     Mark D. Hogan
     Joseph Lyga
     Donald Mindiak
     Alexander Pasiechnik
     Dr. August Pellegrini, Jr.

     INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.

     ------------------------------------

     ------------------------------------


                                                         FOR    AGAINST  ABSTAIN
2. The ratification of the appointment of Beard --- ------- ------- Miller Company LLP, as successor to Radics & Co.,
     LLC as independent  auditors for the Company for     |_|     |_|     |_|
     the year ending December 31, 2005.
                                                         FOR    AGAINST  ABSTAIN
3. Approval of an Amendment to the Certificate of --- ------- ------- Incorporation to FOR AGAINST ABSTAIN provide for
     a staggered Board of Directors.                      |_|     |_|     |_|

The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED ON THIS PROXY. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, A MAJORITY OF THE BOARD OF DIRECTORS WILL HAVE THE AUTHORITY TO VOTE IN THEIR DISCRETION WITH RESPECT TO ANY MATTER AS TO WHICH THE BOARD OF DIRECTORS IS NOT NOTIFIED AT LEAST FIVE BUSINESS DAYS BEFORE THE DATE OF THIS PROXY STATEMENT.

      The Annual Meeting may be postponed or adjourned for the purpose of soliciting additional proxies.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a notice of the Annual Meeting and a Proxy Statement dated March 14, 2005 and the Annual Report on Form 10-K with audited financial statements.

                                         |_|   Check Box if You Plan
Dated: ____________________                    to Attend Annual Meeting


______________________________________         _________________________________
PRINT NAME OF SHAREHOLDER                      PRINT NAME OF SHAREHOLDER


______________________________________         _________________________________
SIGNATURE OF SHAREHOLDER                       SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

         Please complete and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.


                                       2